UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

CAMBIUM NETWORKS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38952	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Cambium Networks, Inc. 3800 Golf Road, Suite 360
Rolling Meadows, Illinois		60008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 345 814-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	CMBM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

Cambium Networks Corporation ("Cambium" or the "Company") is filing this Amendment No. 1 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the "SEC") on February 15, 2024 (the "Prior Report"), in order to update the financial information for the three-month period and year ended December 31, 2023 included in Exhibit 99.1 to the Prior Report (the "Original Earnings Release") to reflect an increase to the valuation allowance against its deferred tax assets and an increase to the loss on supplier commitments. Subsequent to issuing the Original Earnings Release, the Company determined it needed to recognize an additional valuation allowance against its deferred tax assets of $11.5 million due to the intercompany relationship between Cambium's entities and a loss at the Company's UK entity and an additional loss on supplier commitments of $2.3 million due to additional components identified which required a reserve.

An updated version of the Original Earnings Release and the included Quarterly and Full Year selected information tables, Condensed Consolidated Balance Sheets, Condensed Consolidated Statements of Operations, Condensed Consolidated Statements of Cash Flows, Supplement Schedule of Non-GAAP Adjusted EBITDA and Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures have been corrected on Exhibit 99.1 to this Amendment No. 1.

Item 2.02 Results of Operations and Financial Condition.

The Exhibit 99.1 attached hereto is a replacement of the Exhibit furnished on the Original Earnings Release.

The foregoing information is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated February 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Date:	March 15, 2024	By:	/s/ John M. Becerril
John M. Becerril Interim Chief Financial Officer